SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

COLUMBUS MCKINNON CORPORATION
 (Exact name of registrant as specified in its charter)

NEW YORK
 (State or other jurisdiction of incorporation)

0-27618                                             16-0547600
 (Commission File Number)                  (IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197

                      (Address of principal executive offices)                                                  (Zip Code)

Registrant's telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On July 24, 2008, the registrant issued a press release announcing that that it has signed a definitive agreement to sell its Univeyor business to a newly-formed company established by the owner of a Danish material handling company, in a transaction expected to close on July 25, 2008.  A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.  A copy of the share purchase agreement is attached hereto as Exhibit 99.2.  A copy of the fiscal 2008 financial data restated for discontinued operations is attached hereto as Exhibit 99.3.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

EXHIBIT NUMBER                   DESCRIPTION

99.1	Press Release dated July 24, 2008
99.2	Share Purchase Agreement
99.3	Fiscal 2008 – Restated for Univeyor Discontinued Operations

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                               COLUMBUS McKINNON CORPORATION

By:    /s/ Karen L. Howard
                                Name:  Karen L. Howard
Title: Vice President and Chief
          Financial Officer (Principal Financial Officer)

Dated:  July 24, 2008

EXHIBIT INDEX

EXHIBIT NUMBER            DESCRIPTION

99.1	Press Release dated July 24, 2008
99.2	Share Purchase Agreement
99.3	Fiscal 2008 – Restated for Univeyor Discontinued Operations